UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 29, 2004

                        CENTURY PROPERTIES FUND XVIII
            (Exact name of Registrant as specified in its charter)


            California                0-11934                 94-2834149
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)        Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departures  of  Directors  or  Principal  Officers;   Election  of
            Directors; Appointment of Principal Officers.

Century Properties Fund XVIII (the "Partnership") and Peter K. Kompaniez announce that effective October 29, 2004, Mr. Kompaniez resigned from the Board of Directors (the "Board") of Fox Capital Management Corporation, the managing general partner of the Partnership (the "General Partner").

To fill the vacancy created by Mr. Kompaniez's resignation, the sole stockholder of the General Partner has elected Harry Alcock. Mr. Alcock joined the Board of the General Partner on October 29, 2004 immediately following the effectiveness of Mr. Kompaniez's resignation. Mr. Alcock is currently the Executive Vice President of the General Partner.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CENTURY PROPERTIES FUND XVIII


                                By: Fox Partners
                                    General Partner

                                By: Fox Capital Management Corporation
                                    Managing General Partner

                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                             Date: November 4, 2004